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                                                                   EXHIBIT 10.45

                             LEASE AMENDMENT NO. 13

        This Lease Amendment #13 is made and entered into this 31st day of May, 2001 by and between DALTEX CENTRE LP, a Delaware limited partnership ("Landlord"), and Network Associates, Inc., a Delaware Corporation (Tenant).

        WHEREAS, the predecessors of Landlord and Tenant entered into that certain Standard Office Lease Agreement dated November 14, 1996 (the "Lease"), as amended March 17, 1997, November 24, 1997, March 27, 1998, June 4, 1998, July 21, 1998, November 20, 1998, March 18, 1999, June 3, 1999, October 7, 1999,
March 25, 2000, July 31, 2000, January 24, 2001, and January 31, 2001 covering, in the aggregate as of May 1, 2001, approximately 186,779 rentable square feet of space ("Premises") in buildings ("the "Buildings") located at (i) 4099 McEwen, (ii) 4101 McEwen, and (iii) 13465 Midway Road in Farmers Branch, Texas 75244; and

        WHEREAS, Tenant had the right to install an exterior signage for the 4099 McEwen Building pursuant to the terms of the original Lease. Such signage rights were rescinded under Provision 12 of the Lease Amendment dated July 31, 2000. Landlord and Tenant now wish to reinstate such right to install exterior signage at the 4099 McEwen Building.

        NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, and other good and valuable consideration, Landlord and Tenant hereby further amend the Lease, as follows:

        1. Tenant shall have the right pursuant to terms of the Lease to install exterior signage on the 4099 McEwen Building.

        Except as amended hereby and by the previous amendments to the Lease, the Lease shall remain unmodified and in full force and effect.

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Thirteenth Amendment to be executed on the date first written hereinabove.


LANDLORD:                     DALTEX CENTRE LP, a Delaware limited partnership,

                              BY: DALTEX CENTRE (GP) LLC, GENERAL PARTNER


                                   By: /s/ RON CHERRY
                                      ---------------------------
                                      Name:  Ron Cherry
                                      Title: Vice President

                                   By: /s/ JEAN FRANCOIS FOURNIER
                                      ---------------------------
                                      Name:  Jean Francois Fournier
                                      Title: Vice President


TENANT:                       NETWORK ASSOCIATES, INC.
                              DBA NETWORK ASSOCIATES, INC.
                              (A DELAWARE CORPORATION)



                              By: /s/ STEPHEN C. RICHARDS
                                 ------------------------------
                                 Name:  Stephen C. Richards
                                 Title: CFO